EXHIBIT 10.14


                                    (TRANSLATION)

                               Contract No.1-77/1995
           Contract of Lease of Premises in the Bangkok Airport Terminal
                     between The Airports Authority of Thailand
                             and J.M.T. Group Co., Ltd.

                                 (TRANSLATION)



DUTY STAMP

          Contract of Lease of Premises in the Bangkok Airport Terminal

                                                           Contract No 1-77/1995

     This Agreement is made at The Airports Authority of Thailand on the 13th day of March, 1995 between the AIRPORTS AUTHORITY OF THAILAND represented by Air Chief Marshal Chanin Chandrubeksa, the Governer hereinafter referred to as "Lessor" of the one part and J.M.T. GROUP CO., LTD., a limited company incorporated and existing under the Civil and Commercial Code, having its principal office located at No. 189/58 Wat Daodung Lane, Somdej Pra Pinklao Road, Bang Yeekhan Sub-District, Bangkok Noi District, Bangkok Metropolis;
having its branch office  located  at............  represented  by Mr.  Viratana
Suntaranond, an authorized person who can sign on behalf of the company hereinafter referred to as "Lessee" of the other part.

     WHEREAS Lessor agrees to let the property and Lessee agrees to lease property of Lessor as office for operating Lessee's business.

     NOW, THEREFORE, The Parties hereby agree as follows:

     Lessor agrees to let and Lessee agree to lease property from Lessor under the terms and conditions stipulated in "Terms and Conditions of Lease" and the Appendixes attached hereto which shal1 form an integral part hereof as follows:

                    Appendix A.:  List of Leased Premises, Lease Period,
                                  Rental, Charges and Plan of Leased Premises.
                    Appendix B.:  Annex B.: Contract Security
                    Appendix C.:  Documents Showing the Incorporation
                                  and Authorized Person of Lessee.
                    Appendix D.:  Other (if any)

     This Agreement is made in duplicate with identical content. Both parties have thoroughly read and comprehended the same and therefore, set their hands with the seal (if any) affixed in presence of witnesses, and each keeping one copy.

  Lessor                                          Lessee
  ------                                          ------

  (Signed) Air Chief Marshal (signature)          (Signed) (signature) (Seal)
                   (Chanin ChandTubeksa)              (Mr. Viratana Suntaranond)

  Witness                                         Witness
  -------                                         -------

  (Signed)      (signature)                       (Signed)        (signature)
              (Mr. Krit Pakakij)                    (Miss Chadaporn Poonpothong

                          Terms and Conditions of Lease

Chapter 1.  General provisions

Chapter 2.  Special provisions



                        ----------------------------------


Chapter 1.  General Provisions

1.1  Scope of Lease

     Lessee agrees to lease Lessor's property hereinafter referred to as the "Leased Premises" with details as shown in Appendix A.

1.2  Duration of Contract

     Lessor agrees to allow Lessee to use the Leased Premises for a period as stipulated in Appendix A.

     Should Lessee intend to renew the lease after the expiry of the term, Lessee shall give a written notice therefor to Lessor not less than 45
     (forty five) days prior to the expiry of the term. Lessor reserves the right to consider the same as Lessor deems appropriate.

1.3  Rental, Remunerations and Method of Payment

     1.3.1 Lessee agrees to pay rental and remunerations to Lessor as follows:
          (a) Fee for execution of Contract in the amount of Baht 5,000 (Five thousand Baht) which is not inclusive ofthe Value Added Tax.
          (b) Rental and other charges as stipulated in Appendix A.
     1.3.2 The fee for execution of Contract as stipulated in Clause 1.3.1 (a) shall be made to Lessor on the date of signmg hereof.

     1.3.3Lessee agrees to make payments of rental and charges as stipulated in Appendix A. to Lessor monthly in advance within the 5th day of every month.

     1.3.4Lessee  consents to bear all  expenses to be incurred  hereunder  e.g.
          electricity, telephone, water supply or other expenses and agrees to make payments thereof to Lessor within the period fixed in the invoices relating to such respective expenses.

     1.3.5Lessee agrees to be solely responsible for all taxes and fees incurred by the lease of property under this Contract, e.g Value Added Tax which is payable under the law which is now in force or to be in force in the future.

          The Housing and Land Tax as shown in Appendix A hereto is an estimate of the average monthly Housing and Land Tax. Should there be any change to the rate thereof as herein specified by Lessor, Lessee consents for Lessor to charge the same at the rate as amended.

     1.3.6Al1 the  payments as herein  required  shall be made to the  Financial
          Section, the Financial Division of Lessor. Upon such payments have been duly made by Lessee to Lessor, Lessor shall issue relevant receipts therefor tp Lessee. All such receipts must bear the joint signatures of the Chief of the Financial Section, the Financial Division of Lessor or any person entrusted therefor and of the Chief of the Receipt-Payment Works, the Financial Section, the Financial Division of Lessor or the person entrusted as the financial officer of Lessor.

     1.3.7If Lessee is in default of payment of any of the rental, duty and charges herein payable to Lessor, Lessee consents to pay a penalty to Lessor at the rate of 1.5 (one point five) percent per month of the amount owed throughout the period of such default. Fraction of any month shall be treated as one month.

          Lessee agrees that the right mentioned in the preceding paragraph shal1 not prejudice the right of Lessor to terminate this Contract and to claim for other damages.

1.4  Duty and Responsibility of Lessee

     1.4.1Except a prior written consent is given by Lessor, Lessee shall not use the leased premises for any purpose other than for the purpose herein stipulated.

     1.4.2Except a prior written consent is given by Lessor, Lessee shall not, whether in whole or in part, sublease or assign the lease or consent any person to exploit the leased premises.

     1.4.3Except a prior written consent is given by Lessor, Lessee shall not make any alteration, modification or addition to the leased premises.

          Any alteration, modification, addition or repair, whether major or minor, made to the leased premises shall become Lessor's property as from the date from which such alteration, modification, addition or repair is made thereto, and Lessee shall not be entitled to claim for any costs therefor or any damage from Lessor

     1.4.4Lessee shal1 always keep and maintain the leased premises in a tidy and clean condition. Should the leased premises be dirty, cluttered or deteriorated, Lessee shall properly clean or repair the same at Lessee's expenses.

     1.4.5Lessee shall, at its own expense, make available at the leased premises fire extinguishers which are approved by Lessor.

     1.4.6Lessee shall comply with and shall ensure that Lessee's dependents or persons appointed, entrusted, employed or engaged by Lessee to work in its business, comply with all related orders, rules or regulations of Lessor whether the same are currently in force or which will be prescribed in the future. Lessee shall also exercise good care in not allowing any person to use the leased premises for any illegal purpose or for keeping or concealing any illegal item therein. Should there be an occurrence of any such events, Lessee shal1 be liable to Lessor for any damage incurred as a result of the act of any such persons as if it was the act of Lessee.

     1.4.7Throughout the period for.which the lease of premises is still in effect, Lessee will, from time to time and for a reasonable duration, allow Lessor or its personnel to inspect the leased premises and facilitate such personnel in making such inspection.

1.5  Right to Change Rental and Charges

     During the period of this Contract, Lessor reserves the rights, by advance notice to Lessee, to adjust the rental and any charges relating to the lease of the business premises as Lessor deems it appropriate, and Lessee agrees to accept the new rates of rental and charges adjusted by Lessor.

1.6 Termination

     1.6.1During the period of this Contract, Lessor is entitled, if so desired, to terminate this Contract prior to the expiry of its term provided a written notice thereof must be given to another Party not less than thirty (30) days in advance. In case Lessor terminates this Contract prior to the expiry of the term, Lessee agrees not to institute any lawsuit or claim for any damape aaainst Lessor as a result thereof.

     1.6.2Each  of the  stipulations  of this  Contract  is of  essence.  Should
          Lessee commit or fail to commit any act in violation of any stipulation of this Contract or become bankrupt, Lessor is entitled to immediately terminate this Contract and to claim for damage including to forfeit the contract security herein given.

1.7  Return of Leased Premises.

     1.7.1Upon the expiry of the term of this Contract or the exercise by Lessor or Lessee of its right to terminate this Contract in accordance with Clause 1.6, as the case may be, this Contract shal1 be deemed to be immediately terminated. Lessee shall then cease to engage in the business, demolish or remove Lessee's properties from the leased premises and return the leased premises to Lessor within seven (7) days from the expiry date or the date following the date on which the notice of termination was given, as the case may be.

     1.7.2Should Lessee fail to comply with the stipulation of Clause 1.7.1, Lessee consents for Lessor to immediately repossess the leased premises including to demolish or remove Lessee's properties from the leased premises. Lessee consents to bear al1 the expenses incurred by Lessor therefor. Should there be any damage incurred therefrom, Lessee shal1 not claim for any damage.

     1.7.3In addition to the consent given to Lessor to repossess the leased premises as mentioned in Clause 1.7.2, Lessee also consents to pay a daily penalty to Lessor at the rate stipulated in Appendix A. hereto to be calculated from the date following the due date required for Lessee to return the leased premises until Lessee and its dependents shal1 have vacated the leased premises and properly returned the same or until Lessor has duly completed the acts stipulated in Clause 1.7.2, as the case may be.

1.8  Contract Security

     Unless otherwise stipulated in Chapter 2 of this Contract, Lessee shall deliver to Lessor contract security in a form of a cash or letter of guarantee issued by any bank in Thailand in the amount equal to 3 (three) times of the monthly rental as security for Lessee's performance under this Contract.

     The security given to Lessor as mentioned above shall be returned to Lessee upon Lessee has been released from the obligations under this Contract.

     In case this Contract is amended rendering the rental to be increased, Lessee shall provide additional security in proportion to the rental increased.

1.9  Notice

     All notices under this Contract shall be made in writing and shal1 be deemed legally served if sent by either of the following methods:

          - by personal delivery to a responsible person of each respective Parties.

          - by registered mail.

1.10 Disputes

     Should there be any dispute arise under this Contract, the Parties agree to institute a lawsuit to any competent Courts in Bangkok Metropolis.

Chapter 2 Special Provisions

                  Notices

Name and Address of Lessor

The Airports Authority of Thailand
Vibhavadi-Rangsit Road, Donmuang District
Bangkok 10210

Telephone Nos.  535-1405, 535-1815
Facsimile No.   531-5559

Name and Address of Lessee

                J.M.T. Group Co., Ltd.
                189/58 Bang Yeekhan Sub-Distact
                Bangkok Noi District
                Bangkok Metropolis

Telephone No.   535-3961
Facsimile No.   531-3964


                                  (TRANSLATION)

         LIST OF REMUNERATION FOR THE LEASE AND PLAN OF LEASED PREMISES
                   CONTRACT NO. 1-77/2538 DATED MARCH 13,1996

                                                                     Appendix A
                                                                 (Total 2 Pages)

                                                                          Page 1
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          Particulars      Area in   Rental Rate   Rental        Charges      Housing and   Damage       Lease Period
      of Leased Premises   Square    Baht/Sq.m.                                 Land Tax
                           Meter      /month      Baht/month    Baht/month    Baht/month   Baht/month  From            Up to
                           (Sq.m.)
------------------------------------------------------------------------------------------------------------------------------------

Premises within the
Bangkok Airport
-------------------------




                                      300.-       205,050.-      30,757.50     25,631.25     17,430.-   April 1, 1995 Sept. 30, 1995

-No.3025                   683.50----{
                                      325.-       222,137.50     33,320.63     27,767.19     18,882.-   Oct. 1, 1995  March 31, 1998

------------------------------------------------------------------------------------------------------------------------------------

                           LESSOR                         LESSEE
                           ------                         ------
(Signed) Air Chief Marshal (signature)            (Signed) (signature) (seal)
(Chanin Chandrubeksa)                                (Mr. Viratana Suntaranond)

                           Witness                          Witness
                           -------                          -------
(Signed)                 (signature)              (Signed) (signature)
                      (Mr. Krit Pakakij)          (Miss Chataporn Phlupothong)














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